                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                             $30,512,917.25

RECEIPTS:
    1. Receipts from Operations                                               $           --
    2. Other Receipts                                                         $   469,456.71
       Other receipts (Received on behalf of Affiliates)                      $    14,588.70
                                                                              --------------

TOTAL RECEIPTS                                                                $   484,045.41

DISBURSEMENTS
    3. Net Payroll
       a. Officers                                                            $    43,764.04
       b. Others                                                              $    84,772.46
    4. Taxes
       a. Federal Income Taxes                                                $    55,811.49
       b. FICA Withholdings                                                   $     7,253.68
       c. Employee's withholdings                                             $       307.88
       d. Employer's FICA                                                     $     7,253.69
       e. Federal Unemployment Taxes                                          $         8.00
       f. State Income Tax                                                    $     8,152.80
       g. State Employee withholdings                                         $       303.98
       h. All other state taxes                                               $        34.96

    5. Necessary Expenses
       a. Rent or mortgage payment(s)                                         $           --
       b. Utilities                                                           $    14,848.37
       c. Insurance                                                           $    28,618.10
       d. Merchandise bought for manufacture or sell                          $           --
       e. Other necessary expenses
           Professional and Bankruptcy Court Related Fees and Expenses        $ 1,288,858.52
           Employee Expenses                                                  $    13,550.53
           Office Supplies & Expenses                                         $     2,631.18
           Payment of recourse obligation from restricted cash                $   371,978.93
           Other                                                              $     4,573.13
                                                                              --------------

TOTAL DISBURSEMENTS                                                           $ 1,932,721.74
Add:  Disbursements made on behalf of Parent or Affiliates                    $   232,075.66
                                                                              --------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $ 2,164,797.40

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $(1,680,751.99)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C            $  (317,500.00)
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.             $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                              $           --
                                                                              --------------

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                            $  (317,500.00)
                                                                              --------------

ENDING BALANCE IN Bank of America - Master 03751046297                        $   410,864.61
ENDING BALANCE IN Bank of America - Disbursement 03299976144                  $   546,869.55
ENDING BALANCE IN Bank of America - Payroll 03299944407                       $   (69,821.37)
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                 $    41,075.82
ENDING BALANCE IN Bank of America - Unemp. Benefit 03751255062                $     9,800.57
ENDING BALANCE IN Bank of America - Flex Spending 03751039615                 $     2,131.71
ENDING BALANCE IN Bank of America - Money Market 851018                       $21,135,836.52
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                     $ 5,099,491.96
ENDING BALANCE IN Bank of America - Restricted Cash                           $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash 699-3295970                   $        91.94
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                    $     4,990.00

                                                                              --------------
ENDING BALANCE IN ALL ACCOUNTS                                                $28,514,665.26
                                                                              ==============


                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

        DATE RECEIVED                     DESCRIPTION                                                   AMOUNT
        -------------                     -----------                                                 -----------
         11/14/2001             Primetec Int'l (Reimbursement)                                        $267,980.00
         11/20/2001             David Acocello (Laptop Purchase)                                      $    150.00
         11/20/2001             Restor Telecom (WATP Receivable Collection)                           $ 14,588.70
         11/20/2001             Commonwealth of Pennsylvania (State Tax Refund)                       $  1,528.00
         11/20/2001             Chris Grant (Overhead Projector Purchase)                             $    100.00
         11/20/2001             Martha Hernandez (Cobra)                                              $    223.07
         11/20/2001             Daniel Menken (Cobra)                                                 $    664.14
         11/20/2001             Verso Technologies (Video Conf. Unit Purchase)                        $    750.00
         11/20/2001             Linda Jacobsen (Cobra)                                                $    493.84
         11/27/2001             GA Dept. of Revenue (State Tax Refund)                                $138,393.00
                                                                                                      -----------
                                                                                    Total             $424,870.75

Less:  Receipts from or on behalf of Parent or Affiliates

WA Telecom Products Co., Inc.

         11/20/2001             Restor Telecom (WATP Receivable)                                      $ 14,588.70

                                                                                                      -----------
                                                                                                        14,588.70

                                                                                                      -----------
                                                                             Total WAXS Receipts       410,282.05
                                                                                                      ===========


                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

        DATE RECEIVED                     DESCRIPTION                                                   AMOUNT
        -------------                     -----------                                                 -----------
         11/30/2001             Interest Received                                                     $      0.01
                                                                                                      -----------
                                                                      Total WAXS Receipts             $      0.01
                                                                                                      ===========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

        DATE RECEIVED                     DESCRIPTION                                                   AMOUNT
        -------------                     -----------                                                 -----------
         11/30/2001             Interest Received - Strat Cash                                        $ 42,256.83
         11/30/2001             Interest Received - Money Market                                      $  4,856.61

                                                                                                      -----------
                                                                      Total WAXS Receipts             $ 47,113.44
                                                                                                      ===========


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

        DATE RECEIVED                     DESCRIPTION                                                   AMOUNT
        -------------                     -----------                                                 -----------
         11/30/2001             Interest Received                                                     $ 12,061.21
                                                                                                      -----------

                                                                      Total WAXS Receipts             $ 12,061.21
                                                                                                      ===========


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

       DATE RECEIVED                      DESCRIPTION                                                   AMOUNT
       -------------                      -----------                                                 -----------
         11/5/2001              UMS - Bank Fee                                                        $     30.00
         11/8/2001              Federal Express (Deposit)                                             $  1,000.00
         11/8/2001              Facilicom (Transfer Nytel Deposit Rec'd in October)                   $100,000.00
         11/8/2001              Facilicom (Transfer AIT Deposit Rec'd in October)                     $ 30,000.00
         11/16/2001             Merrill Lynch (401k - October Withholdings)                           $    153.94
         11/16/2001             Facilicom (Transfer Amalgamated Chi. funds Rec'd in Oct)              $187,500.00
         11/19/2001             111 Chelsea (FCI Switch Site)                                         $ 85,364.79
         11/27/2001             Merrill Lynch (401k - November Withholdings)                          $    153.94

                                                                                                      -----------
                                                                 Total WAXS Disbursements             $404,202.67
                                                                                                      ===========

Less:  Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

         11/8/2001              Facilicom (Transfer Nytel Deposit Rec'd in October)                   $100,000.00
         11/8/2001              Facilicom (Transfer AIT Deposit Rec'd in October)                     $ 30,000.00
         11/16/2001             Facilicom (Transfer Amalgamated Chi. funds Rec'd in Oct)              $187,500.00
         11/19/2001             111 Chelsea (FCI Switch Site)                                         $ 85,364.79
                                                                                                      -----------
                                                                                                      $402,864.79

                                                                                                      -----------
                                                                 Total WAXS Disbursements             $  1,337.88
                                                                                                      ===========


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

        DATE DISBURSED            CHECK NUMBER                      DESCRIPTION                         AMOUNT
        --------------            ------------                      -----------                     -------------
          11/2/2001                  34670        ADP                                               $       25.00
          11/2/2001                  34671        Ascom Hasler Leasing                              $      173.34
          11/2/2001                  34672        BellSouth                                         $      472.79
          11/2/2001                  34673        BellSouth                                         $      939.44
          11/2/2001                  34674        Currie/Samuelson                                  $   10,000.00
          11/2/2001                  34675        IBM Corporation                                   $   55,346.48
          11/2/2001                  34676        Judco Management                                  $    8,625.00
          11/2/2001                  34677        MCI WorldCom                                      $    7,002.23
          11/2/2001                  34678        North Atlanta Realty                              $   28,021.13
          11/2/2001                  34679        Philpot Relocation                                $    2,765.13
          11/2/2001                  34681        Velocity Express                                  $        6.39
          11/2/2001                  34682        Mark Warner                                       $      595.00
          11/7/2001                  34683        CLS Security Electronics                          $       77.85
          11/9/2001                  34692        US Trustee                                        $      750.00
          11/9/2001                  34684        Central Parking                                   $      495.00
          11/9/2001                  34685        Debra Dawn                                        $    1,840.34
          11/9/2001                  34686        Federal Express                                   $      303.54
          11/9/2001                  34687        Lumberman's Mutual                                $      764.20
          11/9/2001                  34688        MCI WorldCom                                      $       37.43
          11/9/2001                  34689        Metlife                                           $    9,908.64
          11/9/2001                  34690        Poorman-Douglas                                   $   28,125.56
          11/9/2001                  34691        US Trustee                                        $    5,000.00
         11/15/2001                  34693        US Trustee                                        $      750.00
         11/16/2001                  34694        Virginia Cook                                     $      239.28
         11/16/2001                  34695        Federal Express                                   $      161.94
         11/16/2001                  34696        Central Parking                                   $        3.00
         11/16/2001                  34697        Debra Dawn                                        $      658.25
         11/16/2001                  34698        GE Capital                                        $      575.72
         11/16/2001                  34699        MCI WorldCom                                      $    3,188.23
         11/16/2001                  34700        Merrill Lynch Trustee                             $    5,725.00
         11/16/2001                  34701        United Healthcare                                 $   15,784.74
         11/16/2001                  34702        Mark Warner                                       $      340.00
         11/23/2001                  34703        Mark Warner                                       $      595.00
         11/23/2001                  34704        Continental Stock T&T                             $      805.50
         11/23/2001                  34705        Debra Dawn                                        $    1,305.94
         11/23/2001                  34706        Federal Express                                   $      285.68
         11/23/2001                  34707        MCI WorldCom                                      $      503.71
         11/23/2001                  34708        Royal Cup Coffee                                  $      191.26
         11/23/2001                  34709        Velocity Express                                  $       14.12
         11/26/2001                  34710        State Compensation Board                          $    2,160.52
         11/26/2001                  34711        Katten Muchin & Zavis                             $  196,824.07
         11/26/2001                  34712        Lamberth, Bonapfel Cifelli & Stokes               $  158,706.66
         11/26/2001                  34713        Long, Aldridge & Norman                           $  397,189.94
         11/27/2001                  34714        Sean Moore                                        $      962.50
         11/29/2001                  34715        Gardner, Carlton & Douglas                        $   48,995.73
         11/29/2001                  34716        Milbank, Tweed, Hadley                            $  228,802.52
         11/29/2001                  34717        PriceWaterhouse                                   $  225,214.04
         11/30/2001                  34718        Apto Solutions                                    $   32,500.00


                            OPERATING REPORT Page 7

         11/30/2001                  34719        Kamran Saeed                                      $      450.00
         11/30/2001                  34720        BellSouth                                         $      456.52
         11/30/2001                  34721        BellSouth                                         $    2,170.17
         11/30/2001                  34722        Federal Express                                   $       18.72
         11/30/2001                  34723        Debra Dawn                                        $      457.23
         11/30/2001                  34724        Elite Transportation                              $    9,969.20
         11/30/2001                  34725        Federal Express                                   $      151.53
         11/30/2001                  34726        Mark Warner                                       $      340.00
                                                                                                    -------------
                                                                                    Total           $1,497,771.21

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.

         11/2/2001                   34671        Ascom Hasler Leasing                              $      173.34
         11/2/2001                   34678        North Atlanta Realty                              $   28,021.13
         11/16/2001                  34698        GE Capital                                        $      575.72

Facilicom
         11/2/2001                   34676        Judco Management                                  $    8,625.00
         11/30/2001                  34718        Apto Solutions                                    $   32,500.00

WorldxChange
         11/2/2001                   34674        Currie/Samuelson                                  $   10,000.00
         11/2/2001                   34675        IBM Corporation                                   $   55,346.48
         11/9/2001                   34692        US Trustee                                        $      750.00
         11/15/2001                  34693        US Trustee                                        $      750.00
         11/30/2001                  34724        Elite Transportation                              $    9,969.20
                                                                                                    -------------
                                                                                                    $  146,710.87
                                                                                                    -------------
                                                                 Total WAXS Disbursements           $1,351,060.34
                                                                                                    =============


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

        DATE DISBURSED            CHECK NUMBER                      DESCRIPTION                         AMOUNT
        --------------            ------------                      -----------                     -------------
         11/6/2001                Multiple        Payroll Checks                                    $   67,747.61
         11/19/2001               Multiple        Payroll Checks                                    $   60,788.89
                                                                                                    -------------
                                                                 Total WAXS Disbursements           $  128,536.50
                                                                                                    =============


                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

       DATE RECEIVED                      DESCRIPTION                                                   AMOUNT
       -------------                      -----------                                                 -----------
         11/6/2001              ADP - Payroll Taxes                                                   $ 40,665.81
         11/19/2001             ADP - Payroll Taxes                                                   $ 38,152.79
         11/30/2001             ADP - Processing Fees                                                 $    979.49
                                                                                                      -----------
                                                                 Total WAXS Disbursements             $ 79,798.09
                                                                                                      ===========


                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

       DATE RECEIVED                      DESCRIPTION                                                   AMOUNT
       -------------                      -----------                                                 -----------
         11/1/2001              Recourse Obligation                                                   $371,978.93
         11/30/2001             Bank Fee                                                              $     10.00
                                                                                                      -----------
                                                                 Total WAXS Disbursements             $371,988.93
                                                                                                      ===========


                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                                                                $           --
    Add: purchases                                                                     $           --
    Less: goods sold                                                                   $           --
                                                                                       --------------
    Ending inventory                                                                   $           --
                                                                                       ==============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                                      $   207,662.98
    Payroll taxes due but unpaid                                                       $           --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR          AMOUNT OF           NUMBER OF                AMOUNT OF
      NAME OF CREDITOR/LESSOR    PAYMENT IS DUE      REGULAR PAYMENT   PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
      -----------------------    --------------      ----------------  ---------------------    -------------------
Xerox Corporation                   Monthly              $1,247.84             6                     $7,487.04


                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                       3RD PARTY           INTERCOMPANY              TOTAL
                                                                        ------------------------------------------------------------
                  Beginning of month balance                              $      --          $11,481,439.86        $11,481,439.86
                  Add: sales on account                                   $      --          $           --        $           --
                          expenses paid for affiliate                     $      --          $   232,075.66        $   232,075.66
                          cash advanced to affiliate                      $      --          $     1,600.00        $     1,600.00
                  Less: collections                                       $      --          $           --        $           --
                                                                        ------------------------------------------------------------
                  End of month balance                                    $      --          $11,715,115.52        $11,715,115.52
                                                                        ============================================================

          0-30 Days            31-60 Days           61-90 Days          Over 90 Days       End of Month Total
         -----------          -----------          -----------          ------------       ------------------
         $    --              $    --              $    --              $     --           $         --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                          3RD PARTY           INTERCOMPANY              TOTAL
                                                                        ------------------------------------------------------------
                  Beginning of month balance                              $2,001,964.31      $16,808,871.92        $18,810,836.23
                  Add: sales on account                                   $1,666,049.49      $           --        $ 1,666,049.49
                          Cash received on behalf of Affiliate            $   --             $    14,588.70        $    14,588.70
                          Cash received from Affiliate                    $   --             $           --        $           --
                  Less: payments                                          $(1,932,721.74)    $  (317,500.00)       $(2,250,221.74)
                                                                        ------------------------------------------------------------
                  End of month balance                                    $1,735,292.06      $16,505,960.62        $18,241,252.68
                                                                        ============================================================

          0-30 Days            31-60 Days           61-90 Days          Over 90 Days       End of Month Total
         -----------          -----------          -----------          ------------       ------------------
         $615,731.16          $418,012.03          $472,419.40          $229,129.47          $1,735,292.06


                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.       Federal income taxes                Yes (X)                    No ( )

         2.       FICA withholdings                   Yes (X)                    No ( )

         3.       Employee's withholdings             Yes (X)                    No ( )

         4.       Employer's FICA                     Yes (X)                    No ( )

         5.       Federal unemployment taxes          Yes (X)                    No ( )

         6.       State income tax                    Yes (X)                    No ( )

         7.       State employee withholdings         Yes (X)                    No ( )

         8.       All other state taxes                   See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                      /s/ Henry C. Lyon
                                      -----------------------------------------
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer


                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                                          $28,514,665.26

RECEIPTS:
     1. Receipts from Operations                                                                           $           --
     2. Other Receipts                                                                                     $   184,294.59
         Other receipts (Received on behalf of Affiliates)                                                 $    14,588.70
                                                                                                           --------------

TOTAL RECEIPTS                                                                                             $   198,883.29

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                                       $    37,061.76
         b. Others                                                                                         $    93,575.94
     4. Taxes
         a. Federal Income Taxes                                                                           $    49,910.20
         b. FICA Withholdings                                                                              $     5,872.53
         c. Employee's withholdings                                                                        $       153.94
         d. Employer's FICA                                                                                $     5,872.54
         e. Federal Unemployment Taxes                                                                     $         8.99
         f. State Income Tax                                                                               $     6,537.52
         g. State Employee withholdings                                                                    $       151.50
         h. All other state taxes                                                                          $        39.33

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                                                    $           --
         b. Utilities                                                                                      $    22,096.91
         c. Insurance                                                                                      $           --
         d. Merchandise bought for manufacture or sell                                                     $           --
         e. Other necessary expenses
             Professional and Bankruptcy Court Related Fees and Expenses                                   $   677,980.15
             Employee Expenses                                                                             $     4,800.60
             Office Supplies & Expenses                                                                    $       864.94
             Other                                                                                         $     2,817.00
                                                                                                           --------------

TOTAL DISBURSEMENTS                                                                                        $   907,743.85
Add:  Disbursements made on behalf of Parent or Affiliates                                                 $   255,403.72
                                                                                                           --------------
ADJUSTED TOTAL DISBURSEMENTS                                                                               $ 1,163,147.57

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $  (964,264.28)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                                             $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C.                                        $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                                          $           --
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                                                           $           --

NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                                         $           --
                                                                                                           --------------

ENDING BALANCE IN Bank of America - Master  03751046297                                                    $   182,755.58
ENDING BALANCE IN Bank of America - Disbursement  03299976144                                              $   359,713.08
ENDING BALANCE IN Bank of America - Payroll  03299944407                                                   $  (150,459.07)
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                                             $    21,916.36
ENDING BALANCE IN Bank of America - Unemp. Benefit  03751255062                                            $     9,800.57
ENDING BALANCE IN Bank of America - Flex Spending  03751039615                                             $     2,131.71
ENDING BALANCE IN Bank of America - Money Market  851018                                                   $20,676,547.57
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                                                  $ 5,109,589.28
ENDING BALANCE IN Bank of America - Restricted Cash                                                        $ 1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                                               $        81.95
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                                                $     4,990.00
                                                                                                           --------------
ENDING BALANCE IN ALL ACCOUNTS                                                                             $27,550,400.98
                                                                                                           ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


DATE RECEIVED                            DESCRIPTION                                         AMOUNT
-------------                            -----------                                         ------
  12/3/2001                Restor Telecom (WATP Receivable)                               $ 14,588.70
  12/3/2001                Daniel Menken (Cobra)                                          $    664.14
  12/3/2001                Martha Hernandez (Cobra)                                       $    223.07
  12/3/2001                Howard Hoover (Asset Sale - Laptop & Desk)                     $    650.00
  12/3/2001                State of Pennsylvania (Tax Refund)                             $131,949.00
                                                                                          -----------
                                                                                    Total $148,074.91

Less:  Receipts from or on behalf of Parent or Affiliates

WA Telecom Products Co., Inc.


   12/3/2001         Restor Telecom (WATP Receivable)                              $ 14,588.70
                                                                                   -----------
                                                                                     14,588.70
                                                                                   -----------
                                                              Total WAXS Receipts   133,486.21
                                                                                   ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


DATE RECEIVED                    DESCRIPTION                                                AMOUNT
-------------                    -----------                                                ------
 12/31/2001                   Interest Received                                              $0.01
                                                                                             -----
                                                                        Total WAXS Receipts  $0.01
                                                                                             =====


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

    RECEIPTS LISTING

                              For the Month Ending: December 31, 2001

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018


DATE RECEIVED                        DESCRIPTION                                                        AMOUNT
-------------                        -----------                                                        ------
 12/31/2001                Interest Received - Strat Cash                                             $37,124.08
 12/31/2001                Interest Received - Money Market                                           $ 3,586.97
                                                                                                      ----------
                                                                                 Total WAXS Receipts  $40,711.05
                                                                                                      ==========


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648


DATE RECEIVED                   DESCRIPTION                                         AMOUNT
-------------                   -----------                                         ------
 12/31/2001                Interest Received                                               $10,097.32
                                                                                           ----------
                                                                      Total WAXS Receipts  $10,097.32
                                                                                           ==========


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


DATE DISBURSED                                        DESCRIPTION                                     AMOUNT
--------------                                        -----------                                     ------
  12/4/2001                               Bank Fee                                                                        $    30.00
  12/11/2001                              Tele-Flex Technologies (FCI Billing System)                                     $26,000.00
  12/28/2001                              Merrill Lynch (401k Withholdings)                                               $   153.94
                                                                                                                          ----------
                                                                                                Total WAXS Disbursements  $26,183.94
                                                                                                                          ==========
  Less: Disbursements made to or on
   behalf of Parent or Affiliates

  Facilicom
  12/11/2001                             Tele-Flex Technologies (FCI Billing System)                                      $26,000.00
                                                                                                                          ----------
                                                                                                                          $26,000.00
                                                                                                                          ----------
                                                                                                Total WAXS Disbursements  $   183.94
                                                                                                                          ==========


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


DATE DISBURSED           CHECK NUMBER                             DESCRIPTION                                          AMOUNT
--------------           ------------                             -----------                                          ------
  12/3/2001                 E-Check                   Nextel Communications                                          $  6,496.10
  12/6/2001                  34727                    North Atlanta Realty                                           $ 28,021.13
  12/7/2001                  34728                    Vanguard Archives                                              $    674.48
  12/7/2001                  34729                    CLS Security                                                   $     77.85
  12/7/2001                  34730                    Airborne Express                                               $    308.48
  12/7/2001                  34731                    Carlton Fields Attorney                                        $    172.50
  12/7/2001                  34732                    Central Parking                                                $    440.00
  12/7/2001                  34733                    Debra Dawn                                                     $    720.00
  12/7/2001                  34734                    GE Capital                                                     $    575.72
  12/7/2001                  34735                    Gillis Delaney Brown                                           $  2,213.41
  12/7/2001                  34736                    Janet Collinsworth PC                                          $ 18,308.45
  12/7/2001                  34737                    Judco Management                                               $  8,625.00
  12/7/2001                  34738                    MCI Worldcom                                                   $  3,383.16
  12/7/2001                  34739                    MCI Worldcom                                                   $     37.97
  12/7/2001                  34740                    Norton Rose                                                    $  3,891.10
  12/7/2001                  34741                    Poorman-Douglas                                                $ 32,666.40
  12/7/2001                  34742                    Winstead Sechrest & Minick                                     $ 42,385.98
  12/7/2001                  34743                    Pacific Bell                                                   $  2,430.63
  12/7/2001                  34744                    San Diego Gas & Electric                                       $  1,350.56
  12/7/2001                  34745                    IBM Corporation                                                $ 54,379.48
  12/7/2001                  34746                    Fedex                                                          $     57.34
  12/7/2001                  34747                    Ernst & Young LLP                                              $ 72,724.15
  12/7/2001                  34748                    Gardner, Carlton & Douglas                                     $  6,690.74
  12/7/2001                  34749                    Katten Muchin & Zavis                                          $ 71,502.31
  12/7/2001                  34750                    Lamberth Bonapfel Cifelli & Stokes                             $ 23,924.19
  12/7/2001                  34751                    Long Aldridge & Norman                                         $ 58,350.45
  12/7/2001                  34752                    Nowalsky, Bronston & Gothard                                   $ 27,020.68
  12/7/2001                  34753                    Kamran Saeed                                                   $    450.00
  12/11/2001                 34754                    Sean Moore                                                     $  1,112.50
  12/14/2001                 34755                    Airborne Express                                               $     13.52
  12/14/2001                 34756                    Debra Dawn                                                     $    803.18
  12/14/2001                 34757                    Lamberth Bonapfel Cifelli & Stokes                             $ 22,077.26
  12/14/2001                 34758                    Long Aldridge & Norman                                         $ 40,009.65
  12/14/2001                 34759                    Price Waterhouse Coopers                                       $ 78,963.83
  12/19/2001                 34760                    Qwest                                                          $     32.01
  12/19/2001                 34761                    BellSouth                                                      $    456.52
  12/19/2001                 34762                    Virginia Cook                                                  $    181.38
  12/19/2001                 34763                    CT Corporation                                                 $    579.50
  12/19/2001                 34764                    Ernst & Young LLP                                              $ 66,750.78
  12/19/2001                 34765                    Fedex                                                          $    231.81
  12/19/2001                 34766                    Judco Management                                               $  8,625.00
  12/19/2001                 34767                    MCI Worldcom                                                   $    503.71
  12/19/2001                 34768                    Office Depot                                                   $    213.79
  12/19/2001                 34769                    Kamran Saeed                                                   $    450.00
  12/19/2001                 34770                    Pacific Bell                                                   $    737.00
  12/28/2001                 34771                    Vanguard Archives                                              $    608.48
  12/28/2001                 34772                    San Diego Gas & Electric                                       $    192.67
  12/28/2001                 34773                    APTO Solutions                                                 $ 67,200.00
  12/28/2001                 34774                    BellSouth                                                      $  2,170.17
  12/28/2001                 34775                    Ernst & Young LLP                                              $ 71,128.72
  12/28/2001                 34776                    Katten Muchin & Zavis                                          $ 65,867.22
  12/28/2001                 34777                    Lamberth Bonapfel Cifelli & Stokes                             $  4,195.34
  12/28/2001                 34778                    Long Aldridge & Norman                                         $ 29,831.42
  12/28/2001                 34779                    MCI Worldcom                                                   $     37.43
  12/28/2001                 34780                    MCI Worldcom                                                   $  3,343.85
  12/28/2001                 34781                    Nextel Communications                                          $    683.20
  12/28/2001                 34782                    Kamran Saeed                                                   $    225.00
  12/28/2001                 34783                    Mark Warner                                                    $  1,889.19
  12/28/2001                 34784                    San Diego Gas & Electric                                       $    164.08
                                                                                                                     -----------
                                                                                                             Total   $937,156.47


Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.


  12/6/2001                  34727                    North Atlanta Realty                         $ 28,021.13
  12/7/2001                  34734                    GE Capital                                   $    575.72

Facilicom


  12/7/2001                  34737                    Judco Management                             $ 8,625.00
  12/19/2001                 34766                    Judco Management                             $ 8,625.00
  12/28/2001                 34773                    APTO Solutions                               $67,200.00

World Access Telecommunication Group, Inc.


  12/7/2001                  34728                    Vanguard Archives                            $   674.48
  12/7/2001                  34736                    Janet Collinsworth PC                        $18,308.45
  12/7/2001                  34742                    Winstead Sechrest & Minick                   $42,385.98
  12/28/2001                 34771                    Vanguard Archives                            $   608.48

WorldxChange


  12/7/2001                  34745                    IBM Corporation                                                $ 54,379.48
                                                                                                                     ------------
                                                                                                                     $229,403.72
                                                                                                                     ------------
                                                                                          Total WAXS Disbursements   $707,752.75
                                                                                                                     ============


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407


DATE DISBURSED              CHECK NUMBER                DESCRIPTION                          AMOUNT
--------------              ------------                -----------                          ------
  12/4/2001                   Multiple                Payroll Checks                                       $ 80,962.22
  12/18/2001                  Multiple                Payroll Checks                                       $ 49,675.48
                                                                                                           -----------
                                                                                 Total WAXS Disbursements  $130,637.70
                                                                                                           ===========


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149


DATE DISBURSED                  DESCRIPTION                               AMOUNT
--------------                  -----------                               ------
   12/4/2001               ADP - Payroll Taxes                                           $36,335.58
  12/18/2001               ADP - Payroll Taxes                                           $32,057.03
  12/28/2001               ADP - Processing Fees                                         $   766.85
                                                                                         ----------
                                                               Total WAXS Disbursements  $69,159.46
                                                                                         ==========


                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENTS LISTING

                     For the Month Ending: December 31, 2001

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970


DATE RECEIVED              DESCRIPTION                                         AMOUNT
-------------              -----------                                         ------
 12/31/2001                Bank Fee                                                       $10.00
                                                                                          ------
                                                               Total WAXS Disbursements   $10.00
                                                                                          ======


                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF INVENTORY


Beginning Inventory                     $        --
Add: purchases                          $        --
Less: goods sold                        $        --
                                        -----------
Ending inventory                        $        --
                                        ===========

PAYROLL INFORMATION STATEMENT


Gross payroll for this period           $199,184.25
Payroll taxes due but unpaid            $        --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                Date regular              Amount of                   Number of                   Amount of
Name of Creditor/Lessor        Payment is due          Regular payment           Payments Delinquent         Payments Delinquent
-----------------------        --------------          ----------------          --------------------        -------------------

  Xerox Corporation               Monthly                 $1,247.84                       7                       $8,734.88


                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                            3RD PARTY         INTERCOMPANY                  TOTAL
                                                               ----------------------------------------------------------
         Beginning of month balance                            $    --          $11,715,115.52             $11,715,115.52
         Add: sales on account                                 $    --          $           --             $           --
              expenses paid for affiliate                      $    --          $   255,403.72             $   255,403.72
              cash advanced to affiliate                       $    --          $           --             $           --
         Less: collections                                     $    --          $           --             $           --
                                                               ----------------------------------------------------------
         End of month balance                                  $    --          $11,970,519.24             $11,970,519.24
                                                               ==========================================================


0-30 Days       31-60 Days           61-90 Days           Over 90 Days         End of Month Total
---------       ----------           ----------           ------------         ------------------
 $  --            $  --                $  --                $  --                   $  --


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                                  3RD PARTY             INTERCOMPANY              TOTAL
                                                               --------------------------------------------------------------
         Beginning of month balance                            $1,735,292.06          $16,505,960.62          $18,241,252.68
         Add: sales on account                                 $  743,652.77          $           --          $   743,652.77
              Cash received on behalf of Affiliate             $          --          $    14,588.70          $    14,588.70
              Cash received from Affiliate                     $          --          $           --          $           --
         Less: payments                                        $ (907,743.85)         $           --          $  (907,743.85)
                                                               --------------------------------------------------------------
         End of month balance                                  $1,571,200.98          $16,520,549.32          $18,091,750.30
                                                               ==============================================================


 0-30 Days                     31-60 Days                  61-90 Days                Over 90 Days            End of Month Total
-----------                   -----------                 -----------                ------------            ------------------
$622,015.02                   $423,662.25                 $113,608.46                $411,915.25               $1,571,200.98


                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes               Yes [X]                No [ ]

         2.  FICA withholdings                  Yes [X]                No [ ]

         3.  Employee's withholdings            Yes [X]                No [ ]

         4.  Employer's FICA                    Yes [X]                No [ ]

         5.  Federal unemployment taxes         Yes [X]                No [ ]

         6.  State income tax                   Yes [X]                No [ ]

         7.  State employee withholdings        Yes [X]                No [ ]

         8.  All other state taxes                      See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                    /s/ Henry C. Lyon
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 14